UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2003


                            DATASTREAM SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




    Delaware                           0-25590                57-0813674
----------------                   --------------         ------------------
(State or Other                    (Commission             (IRS Employer
 Jurisdiction of                    File Number)            Identification No.)
 Incorporation)

             50 Datastream Plaza, Greenville, South Carolina 29605 (Addresses of Principal Executive Offices, including Zip Code)

                                 (864) 422-5001
              (Registrant's Telephone Number, including Area Code)




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Item 5.       Other Events.

         On May 6, 2003, we issued a press release announcing that Ralph T. Carter had resigned as our chief operating officer to assume a chief executive officer position with a privately held software company. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (c) Exhibits.

                  The following exhibits are filed herewith:

    Exhibit No.        Description

           99.1        Press Release, dated May 6, 2003.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DATASTREAM SYSTEMS, INC.


                                    /s/ C. Alex Estevez
                                  -----------------------------------
                                  C. Alex Estevez Chief
                                  Financial Officer
                                  (principal financial and
                                  accounting officer)

Date:  May 6, 2003


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                                INDEX TO EXHIBITS

    Exhibit No.                  Description

           99.1                  Press Release, dated May 6, 2003.



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